--------------------------------------------------------------------------------

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                                  SMITH BARNEY
                               TELECOMMUNICATIONS
                                   INCOME FUND
       ------------------------------------------------------------------

                       SEMI-ANNUAL REPORT | JUNE 30, 2001

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

Dear Shareholder,

                [PHOTO OMITTED]              [PHOTO OMITTED]

                Heath B.                     Robert E.
                McLendon                     Swab
                Chairman                     Vice President and
                                             Investment Officer

We are pleased to provide the semi-annual report for the period ended June 30, 2001 for the Smith Barney Telecommunications Income Fund ("Fund"). In this report, we review the factors that contributed to the Fund's performance during the reporting period and discuss our outlook for the Regional Bell Operating Companies ("RBOCs"). A detailed summary of the Fund's performance and holdings as of June 30, 2001 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

The Fund's main objective is to provide shareholders with current income and capital appreciation. For the six months ended June 30, 2001 the Fund returned negative 15.23%. In comparison, the Standard & Poor's 500 Index(1) ("S&P 500") and the Lipper Inc. (Lipper)(2) peer group average of telecommunications funds returned negative 6.69% and negative 23.73%, respectively, for the same period. Past performance is not indicative of future results.

Performance during the period was influenced significantly by the Fund's holdings in the RBOCs, which currently represent approximately 74% of the Fund's assets. In the following paragraphs, we provide an overview of the present environment affecting the RBOCs and give a brief outlook for the group.

Market Overview

The first half of 2001 was a period of heightened volatility for the RBOCs. Continued concerns regarding the fragile state of the overall economy led most investors to maintain a cautious stance toward the telecommunications sector. During the period, the sector continued to suffer from intense competition and high levels of corporate debt. As a backdrop to today's environment, the Telecommunications Act of 1996 had opened the door to increased competition

----------
(1) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest in an index.
(2) Lipper is an independent mutual fund-tracking organization. The Fund's calculation of the Lipper peer group average includes the reinvestment of all capital gains and dividends without the effects of sales charges.


1   Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders
in several different areas of the sector -- particularly in the local phone exchange and long distance telephone service businesses. This increase in competition has stymied growth and narrowed operating margins for most telecommunications service providers.

In spite of today's difficult economic environment, we believe the recent strength in the stock prices of the RBOCs is justified, given the companies' superior earnings performance relative to the rest of the sector, as well as the relative safety of cash flows associated with their dominant positions in most of the local phone exchange markets. With these factors in mind, the Fund continues to hold the majority of its assets in the RBOCs.

Vodafone Group PLC, a mobile telecommunications company, is the Fund's fourth-largest holding, representing approximately 19% of assets. As the market for wireless devices and accounts has slowed, the company's shares moved lower during the period, hurting the Fund's performance. In addition, costs for the migration to a next-generation 3G (third generation) infrastructure will be high, potentially placing downward pressure on operating margins going forward.

The Fund recently purchased a position in Corning Inc. -- a global technology based company that manufactures telecommunications equipment, advanced materials and information display products. Corning's telecommunications segment produces optical fiber and cable, optical hardware and equipment, photonic modules and components and optical networking devices.

During the period, the Fund sold its position in Nokia, a Finish manufacturer of mobile phones. The fundamentals surrounding the mobile phone industry have deteriorated significantly, impacting Nokia's earnings outlook. (As a reminder, last year we decided to restructure and diversify the Fund into other areas of the telecommunications sector in an effort to reduce risk and lower volatility. This restructuring has progressed slowly because of uncertainty regarding the telecommunications sector. While the Fund is still highly concentrated, we continue to believe that the inclusion of additional securities in the future is a prudent investment decision.)

Outlook

We continue to believe that telecommunication service companies that are directing their business models toward long distance and local phone offerings will not be as rewarding over the long term as companies that are focusing on the faster growing markets for data and Internet services. Most of the RBOCs have developed their long-term business models with this in mind. Finally, we


2   Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders
remain optimistic about the future for the Bell operating companies, since these stocks continue to offer a safe haven for conservative investors concerned about current economic and industry uncertainties.

We believe the RBOCs will continue to grow earnings in the 5-10% range over the next few years as the continuing trend of deregulation helps open new markets. We also believe that additional spending on wireless communications and data networking should enable the companies to stay competitive. The RBOCs continue to invest globally; this should help maintain earnings growth over the next several years. And, we anticipate that these companies will continue to maintain attractive dividend policies.

Thank you for investing in the Smith Barney Telecommunications Income Fund.

Sincerely,


/s/ Heath B. McLendon                 /s/ Robert E. Swab

Heath B. McLendon                     Robert E. Swab
Chairman                              Vice President and
                                      Investment Officer

July 12, 2001

The information provided in this commentary represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to page 6 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.


3   Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance
================================================================================

                    Net Asset Value
                ----------------------
                Beginning       End        Income     Capital Gain      Return       Total
Period Ended    of Period    of Period    Dividends   Distributions   of Capital   Returns(1)
=============================================================================================
6/30/01          $128.84      $ 94.02      $ 0.44        $ 14.77         $0.00     (15.23)%++
---------------------------------------------------------------------------------------------
12/31/00          177.27       128.84        1.49          25.64          0.00     (12.24)
---------------------------------------------------------------------------------------------
12/31/99          176.20       177.27        1.78          18.13          0.00      12.18
---------------------------------------------------------------------------------------------
12/31/98          134.06       176.20        2.22          22.08          0.00      53.72
---------------------------------------------------------------------------------------------
12/31/97          104.62       134.06        2.83          13.61          0.00      45.11
---------------------------------------------------------------------------------------------
12/31/96          119.69       104.62        3.12           9.72          0.00      (1.45)
---------------------------------------------------------------------------------------------
12/31/95           95.62       119.69        3.58          11.50          0.00      42.93
---------------------------------------------------------------------------------------------
12/31/94          107.62        95.62        4.05           6.06          0.00      (1.83)
---------------------------------------------------------------------------------------------
12/31/93          102.67       107.62        4.42           6.87          0.00      16.00
---------------------------------------------------------------------------------------------
12/31/92          110.75       102.67        4.55          15.23          0.00      10.89
---------------------------------------------------------------------------------------------
12/31/91          129.06       110.75        6.05          14.62          1.18       3.30
=============================================================================================
Total                                      $34.53        $158.23         $1.18
=============================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, twice a year.

================================================================================
Average Annual Total Returns+
================================================================================

Six Months Ended 6/30/01++                                              (15.23)%
--------------------------------------------------------------------------------
Year Ended 6/30/01                                                      (18.05)
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                                                 13.76
--------------------------------------------------------------------------------
Ten Years ended 6/30/01                                                  13.55
--------------------------------------------------------------------------------
1/1/84* through 6/30/01                                                  15.39
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

6/30/91 through 6/30/01                                                 256.44%
================================================================================

+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


4   Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                         Growth of $10,000 Invested in
              the Smith Barney Telecommunications Income Fund vs.
        Standard & Poor's 500 Index and Lipper Equity Income Fund Index+

--------------------------------------------------------------------------------

                             June 1991 -- June 2001

  [The following table was depicted as a line chart in the printed material.]

                 Smith Barney
              Telecommunications        Standard & Poor's        Lipper Equity
                 Income Fund                500 Index          Income Fund Index
                 -----------                ---------          -----------------
6/1/91               10000                    10000                 10000
12/91                10763                    11416                 11294
12/92                11935                    12285                 12394
12/93                13845                    13520                 14233
12/94                13592                    13698                 14102
12/95                19426                    18839                 18310
12/96                19145                    23162                 21643
12/97                27781                    30894                 27441
12/98                42706                    39773                 30671
12/99                47909                    48139                 31956
12/00                42047                    43757                 34343
6/1/2001             35644                    40829                 33656

+ Hypothetical illustration of $10,000 invested in the Smith Barney Telecommunications Income Fund on June 30, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Equity Income Fund Index is a net asset value weighted index of the 30 largest funds in the Equity Income category. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


5   Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) June 30, 2001
================================================================================

   FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
COMMON STOCK -- 96.2%
Cellular Communications -- 16.3%
    402,990    Vodafone Group PLC, Sponsored ADR*                    $ 9,006,826
--------------------------------------------------------------------------------
Telecommunication Equipment -- 1.5%
     50,000    Corning Inc.*                                             835,500
--------------------------------------------------------------------------------
Telephone -- 78.4%
    300,000    BellSouth Corp.                                        12,081,000
    253,964    Qwest Communications International Inc.                 8,093,833
    275,000    SBC Communications Inc.                                11,016,500
    225,000    Verizon Communications Inc.                            12,037,500
--------------------------------------------------------------------------------
                                                                      43,228,833
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost -- $7,922,413)                                   53,071,159
================================================================================

   FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENT -- 3.8%
$ 2,115,000    Goldman Sachs & Co., 3.920% due 7/2/01;
                 Proceeds at maturity -- $2,115,691; (Fully
                 collateralized by U.S. Treasury Notes, Bonds
                 and Bills, 0.000% to 14.250% due 7/31/01 to
                 8/15/05; Market value -- $2,157,266)
                 (Cost -- $2,115,000)                                  2,115,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $10,037,413)                                 $55,186,159
================================================================================

* All or a portion of this security is on loan (Note 5).

                       See Notes to Financial Statements.


6   Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                    June 30, 2001
================================================================================

ASSETS:
  Investments, at value (Cost -- $10,037,413)                        $55,186,159
  Cash                                                                        62
  Collateral for securities on loan (Note 5)                          10,035,970
  Dividends and interest receivable                                       36,902
--------------------------------------------------------------------------------
  Total Assets                                                        65,259,093
--------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities on loan (Note 5)                             10,035,970
  Dividends payable                                                    7,585,376
  Investment advisory fee payable                                         24,471
  Administration fee payable                                               7,193
  Accrued expenses                                                        41,506
--------------------------------------------------------------------------------
  Total Liabilities                                                   17,694,516
--------------------------------------------------------------------------------
Total Net Assets                                                     $47,564,577
================================================================================

NET ASSETS:
  Par value of capital shares                                        $       506
  Capital paid in excess of par value                                    889,376
  Undistributed net investment income                                     33,108
  Accumulated net realized gain on security transactions               1,492,841
  Net unrealized appreciation of investments                          45,148,746
--------------------------------------------------------------------------------
Total Net Assets                                                     $47,564,577
================================================================================
Shares Outstanding                                                       505,881
--------------------------------------------------------------------------------
Net Asset Value                                                      $     94.02
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


7   Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations                                            June 30, 2001
================================================================================

For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
  Dividends                                                        $    554,250
  Interest                                                               21,347
  Less: Foreign withholding tax                                          (6,012)
--------------------------------------------------------------------------------
  Total Investment Income                                               569,585
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)                                      173,838
  Administration fee (Note 3)                                            63,214
  Audit and legal                                                        30,515
  Shareholder and system servicing fees                                  15,197
  Trustees' fees                                                          8,394
  Custody fees                                                            5,956
  Other                                                                   9,940
--------------------------------------------------------------------------------
  Total Expenses                                                        307,054
--------------------------------------------------------------------------------
Net Investment Income                                                   262,531
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               6,099,021
    Cost of securities sold                                           2,997,308
--------------------------------------------------------------------------------
  Net Realized Gain                                                   3,101,713
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                              58,819,070
    End of period                                                    45,148,746
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                           (13,670,324)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (10,568,611)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(10,306,080)
================================================================================

                       See Notes to Financial Statements.


8   Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                                           2001            2000
===================================================================================================
OPERATIONS:
  Net investment income                                                $    262,531    $    780,766
  Net realized gain++                                                     3,101,713      16,409,274
  Decrease in net unrealized appreciation                               (13,670,324)    (28,575,399)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                                (10,306,080)    (11,385,359)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                    (227,242)       (780,766)
  Net realized gains                                                     (7,474,067)    (13,117,145)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                        (7,701,309)    (13,897,911)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales                                                     1,915              --
  Net asset value of shares issued for reinvestment of dividends             56,919       6,556,847
  Cost of shares reacquired                                              (4,269,213)     (8,086,409)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions                    (4,210,379)     (1,529,562)
---------------------------------------------------------------------------------------------------

Decrease in Net Assets                                                  (22,217,768)    (26,812,832)

NET ASSETS:
  Beginning of period                                                    69,782,345      96,595,177
---------------------------------------------------------------------------------------------------
  End of period*                                                       $ 47,564,577    $ 69,782,345
===================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $     33,108    $     (2,181)
===================================================================================================

++ Net realized gains for Federal income taxes are $17,034,585 for the year ended December 31, 2000.

                       See Notes to Financial Statements.


9   Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Telecommunications Income Fund ("Fund"), an investment fund of the Smith Barney Telecommunications Trust ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported are valued at current quoted bid prices; securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated using the average-cost method for financial reporting purposes and the specific identification method for tax purposes; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


10  Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets of each fund. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended June 30, 2001, the Fund paid transfer agent fees of $8,670 to CFTC.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $1,270,750
--------------------------------------------------------------------------------
Sales                                                                  6,099,021
================================================================================

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 45,583,996
Gross unrealized depreciation                                          (435,250)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 45,148,746
================================================================================


11  Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2001, the Fund loaned common stocks having a value of approximately $9,761,867. The Fund received cash collateral which was invested as follows:

Security Description                                                    Value
================================================================================
Time Deposits:
  Bank Brussels London, 4.160% due 7/2/01                            $ 2,497,523
  Caisse Des Depots et Consignations, 4.130% due 7/2/01                3,243,053
  Skandinaviska Enskilden Banken, 4.160% due 7/2/01                    2,497,523
  UBS Securities, 4.130% due 7/2/01                                    1,789,271
  Union Bank of Switzerland, 4.060% due 7/2/01                             8,600
--------------------------------------------------------------------------------
Total                                                                $10,035,970
================================================================================

Income earned by the Fund from securities loaned for the six months ended June 30, 2001 was $6,168.


12  Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

6. Shares of Beneficial Interest

At June 30, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                       Six Months Ended           Year Ended
                                         June 30, 2001         December 31, 2000
================================================================================
Shares sold                                   15                       --
Shares issued on reinvestment                493                   48,190
Shares reacquired                        (36,230)                 (51,497)
--------------------------------------------------------------------------------
Net Decrease                             (35,722)                  (3,307)
================================================================================

7. Concentration of Risk

Because the Fund concentrates its investments in one industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic and business cycle risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.


13  Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                 2001(1)         2000         1999         1998         1997         1996
============================================================================================================
Net Asset Value,
  Beginning of Period           $ 128.84       $ 177.27     $ 176.20     $ 134.06     $ 104.62     $ 119.69
------------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income             0.51           1.50         1.74         2.26         2.83         3.12
  Net realized and unrealized
    gain (loss)                   (20.12)        (22.80)       19.24        64.18        43.05        (5.35)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                      (19.61)        (21.30)       20.98        66.44        45.88        (2.23)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.44)         (1.49)       (1.78)       (2.22)       (2.83)       (3.12)
  Net realized gains              (14.77)        (25.64)      (18.13)      (22.08)      (13.61)       (9.72)
------------------------------------------------------------------------------------------------------------
Total Distributions               (15.21)         27.13       (19.91)      (24.30)      (16.44)      (12.84)
------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $  94.02       $ 128.84     $ 177.27     $ 176.20     $ 134.06     $ 104.62
------------------------------------------------------------------------------------------------------------
Total Return                      (15.23)%++     (12.24)%      12.18%       53.72%       45.11%       (1.45)%
------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $     48       $     70     $     97     $     96     $     73     $     63
------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                          0.98%+         0.90%        0.89%        0.89%        0.92%        0.90%
  Net investment income             0.84+          0.92         0.92         1.51         2.35         2.80
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                2%             3%           0%           0%           0%           0%
============================================================================================================

(1)   For the six months ended June 30, 2001 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


14  Smith Barney Telecommunications Income Fund |
                                         2001 Semi-Annual Report to Shareholders

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

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

--------------------------------------------------------------------------------
   SMITH BARNEY
TELECOMMUNICATIONS
    INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon,
  Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Robert E. Swab
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

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Smith Barney Telecommunications Income Fund
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This report is submitted for general information of the shareholders of Smith
Barney Telecommunications Trust -- Smith Barney Telecommunications Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY
TELECOMMUNICATIONS INCOME FUND
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


       SALOMON SMITH BARNEY
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A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


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